Exhibit 99.1

Modine to Become Modexus Solutions, Marking Next Chapter as
Diversified Thermal Management Solutions Company

RACINE, Wis. – September 10, 2026 – Modine (NYSE: MOD), a diversified global leader in thermal management technology and solutions, today announced that it will become Modexus Solutions after completing the spinoff of its Performance Technologies business and merger with Gentherm. Under applicable law, the name change will be subject to approval by Modine’s shareholders. Once effective, Modexus Solutions will trade on the New York Stock Exchange under Modine’s current ticker symbol, “MOD.”

The new name reflects the company’s position as a diversified thermal management company serving high-growth markets, including data center cooling, commercial HVAC and refrigeration. The Modexus Solutions name was selected to carry forward Modine’s century-long heritage while underscoring the company’s leadership in innovative, connected thermal systems and solutions.

“Modexus Solutions captures who we are: a company that combines deep thermal management expertise with the innovation and agility required to help customers solve increasingly complex challenges,” said Neil D. Brinker, Modine President and Chief Executive Officer. “Through our 80/20 framework, we will continue to evolve our portfolio of products toward fit-for-purpose systems that maximize performance and reduce resource usage.”

The transaction, which was overwhelmingly approved by Gentherm shareholders at a special meeting held on September 10, 2026, is currently expected to close on October 1, 2026, subject to the satisfaction or waiver of customary closing conditions. Upon closing, Modexus Solutions will continue to be led by Neil D. Brinker and Michael (Mick) Lucareli as CEO and CFO, respectively, and the current Board of Directors.

“We congratulate the Gentherm team on reaching this milestone, and we thank our Performance Technologies employees for their continued dedication as we move toward closing,” Brinker added. “We believe this transaction will create two stronger companies, each better positioned to serve its end markets, accelerate growth and drive long-term value for shareholders, customers and employees.”

The Company expects to call a special meeting of stockholders to vote on the proposed name change within three months following the closing of the transaction. Details of the meeting will be announced at a later date.

About Modine

For more than 100 years, Modine has solved the toughest thermal management challenges for mission-critical applications. Our purpose of Engineering a Cleaner, Healthier World™ means we are always evolving our portfolio of technologies to provide the latest heating, cooling, and ventilation solutions. Through the hard work of more than 13,000 employees worldwide, our businesses advance our purpose with systems that improve air quality, reduce energy and water consumption, lower harmful emissions, enable cleaner running vehicles, and use environmentally friendly refrigerants. Modine is a global company headquartered in Racine, Wisconsin (U.S.), with operations in North America, South America, Europe, and Asia. For more information about Modine, visit modine.com.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, including with respect to the proposed name change, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law. This press release is not a substitute for the proxy statement or any other document that Modine may file with the SEC in connection with the proposed name change.

Additional Information and Where to Find It

In connection with the proposed transaction between Modine and Gentherm (the “Proposed Transaction”), the parties have filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including, among other filings, a registration statement on Form S-4 filed by Gentherm (the “Form S-4”), which was declared effective by the SEC and includes a definitive proxy statement/prospectus of Gentherm, which has been mailed to shareholders of Gentherm, and a registration statement on Form 10 (the “Form 10”) filed by Platinum SpinCo Inc., a wholly owned subsidiary of Modine (“Spinco”), which was declared effective by the SEC, that incorporates by reference certain portions of the Form S-4 and serves as an information statement/prospectus in connection with the spin-off of SpinCo from Modine. INVESTORS AND SECURITY HOLDERS OF GENTHERM AND MODINE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE INFORMATION STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GENTHERM, MODINE, SPINCO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Form S-4 and the proxy statement/prospectus and other documents filed with the SEC by Gentherm, SpinCo or Modine through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Gentherm are available free of charge on Gentherm’s website at gentherm.com under the tab “Investors & Media” and under the heading “Financial Info” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Modine and SpinCo are available free of charge on Modine’s website at modine.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.”

In connection with the proposed change of Modine's corporate name, Modine intends to file a proxy statement with the SEC. This press release is not a substitute for the proxy statement or any other document that Modine may file with the SEC. INVESTORS AND SECURITY HOLDERS OF MODINE ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed by Modine with the SEC through the website maintained by the SEC at www.sec.gov and on Modine's website at modine.com under the tab "Investors" and under the heading "Financials" and subheading "SEC Filings."

Participants in the Solicitation

Modine and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Modine's shareholders in respect of the proposed name change. Information regarding Modine's directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in Modine's proxy statement for its 2026 annual meeting of shareholders, filed with the SEC on July 10, 2026, and in Modine's Annual Report on Form 10-K for the fiscal year ended March 31, 2026, filed with the SEC on May 27, 2026. To the extent holdings of Modine securities by Modine's directors and executive officers have changed since the amounts set forth in those filings, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in respect of the proposed name change will be included in the proxy statement relating to that matter when it is filed with the SEC. Free copies of these documents may be obtained as described in "Additional Information and Where to Find It" above.

Forward-Looking Statements

This press release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Proposed Transaction. These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected timing of the Proposed Transaction, the expected benefits of the Proposed Transaction and the timing of the special meeting of shareholders to vote on the proposed name change are forward-looking statements.

These forward-looking statements are based on Gentherm’s and Modine’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Gentherm’s and Modine’s control. None of Gentherm, Modine, SpinCo or any of their respective directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Gentherm, Modine or the combined business. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Gentherm’s and Modine’s businesses and the ability to successfully complete the Proposed Transaction and realize its benefits. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the Proposed Transaction may not be satisfied or waived, on a timely basis or otherwise; (2) the risk that the Proposed Transaction may not be completed on the terms or in the time frame expected by Gentherm, Modine and SpinCo, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating the businesses of Gentherm and SpinCo, on the expected timeframe or at all; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in the combined company achieving revenue and cost synergies; (8) inability of the combined company to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) the risk that shareholder litigation in connection with the Proposed Transaction or other litigation, settlements or investigations may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (13) actions by third parties, including government agencies; (14) the risk that the anticipated tax treatment of the Proposed Transaction is not obtained; (15) the risk of greater than expected difficulty in separating the business of SpinCo from the other businesses of Modine; (16) risks related to the disruption of management time from ongoing business operations due to the pendency of the Proposed Transaction, or other effects of the pendency of the Proposed Transaction on the relationship of any of the parties to the Proposed Transaction with their employees, customers, suppliers, or other counterparties; (17) the risk that Modine’s stockholders do not approve the proposed name change, that the special meeting of stockholders or the implementation of the name change is delayed or does not occur on the anticipated timeline; (18) the risk that the name change causes confusion among customers, suppliers, employees or investors or adversely affects brand recognition; and (19) other risk factors detailed from time to time in Gentherm’s and Modine’s reports filed with the SEC, including Gentherm’s and Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that are filed with the SEC in connection with the Proposed Transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this press release. None of Gentherm, Modine or SpinCo undertakes, and each party expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Contacts

Investors
Kathleen Powers
(262) 636-1687
Kathleen.T.Powers@Modine.com

Media
Adam Pollack / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
ModineMedia-JF@joelefrank.com